1 Investor Presentation – November 2025

2 Disclaimer & Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those included in forward-looking statements due to a variety of factors. For more details on factors that could affect expectations, see Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements. These forward-looking statements may not be realized due to a variety of factors. The risks and uncertainties include, without limitation, the following: • the risk of significant losses from catastrophes and severe weather events; • risks related to the lack of a financial strength rating from A.M. Best; • risks related to limitations on the ability of our insurance subsidiary to pay dividends to us; • adverse capital, credit and financial market conditions; • risks related to volatility in net investment income; • the unavailability of reinsurance at current levels and prices; • the exposure to greater net insurance losses in the event of reduced reliance on reinsurance; • the credit risk of our reinsurers; • the inability to maintain the requisite amount of risk-based capital needed to grow our business; • the effects of climate change on the frequency or severity of weather events and wildfires; • risks related to the limited market area of our business; • risks related to a concentration of business in a limited number of producers; • legislative and regulatory changes, including changes in insurance laws and regulations and their application by our regulators; • the effects of competition in our market areas; • our reliance on certain key personnel; • risks related to security breaches or other attacks involving our computer systems or those of our vendors; and • our reliance on information technology and information systems. Kingstone undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

3 Kingstone Overview 12th largest homeowners’ insurer in the State of New York Founded in 1886 Market Cap1: $208 M Stock Price1: $14.58 Shares Outstanding2: 14,147,428 Financial Strength Rating: Demotech: ‘A, Excellent’ Direct Written Premium Growth of +14% vs. Q3 2024 Policies in-force of 78K At September 30, 2025 Net Investment Income Growth of 52% vs. Q3 2024 with an Average portfolio yield of 4.03% 1As of the close on October 31, 2025. 2Shares outstanding at September 30, 2025. 14,147,428

4 Why Invest in Kingstone? Product Sophistication Strong Management Team Attractive Fundamentals Unprecedented Market Opportunity Scalable & Efficient Operating Platform Consistent Profitability & Underwriting Discipline

5 Strong Management Team

6 Meryl S. Golden President & Chief Executive Officer Executive Management Team Over 85 years of combined insurance experience. Randy L. Patten Chief Financial Officer Sarah Chen SVP & Chief Actuary David Fernandez SVP, Chief Claims Officer

7 Product Sophistication

8 Select A differentiated product. A modern personal lines product suite launched in 2022 for Homeowners, Dwelling Fire and Condo. Select has a by-peril rating structure and was built using modern data science techniques using a host of data. Select has shifted the mix to more preferred risks. • Better insurance scores • Well-maintained homes • ~38% of homes have newer roofs (<10 years old) • Higher deductibles Select does an excellent job of matching rate to risk. • Select frequency is ~31% lower than Legacy. Select policies, which outperform our Legacy book of business, represent 54% of policies in force at September 30, 2025, indicating a healthier, more profitable portfolio mix, which bodes well for improved future performance. 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 300-399 400-499 500-599 600-699 700-799 800+ Select Homeowners’ Score Distribution TransUnion Kingstone Select All data points presented pertain exclusively to Select Homeowners. 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Select Homeowners’ Frequency Reported Legacy RB Select Total All Products Total

9 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Core - Renewal CPI Pricing Trends Our underwriting process evaluates risks based on their prior loss experience, cost of reinsurance, property condition and insurance score, among other factors and then is augmented by information collected from property inspections. Preferred Risk Profile Achieving significant price increases, ahead of inflation. Matching Rate to Risk Insuring to Value Ahead of Loss Costs Av er ag e pr em iu m p er p ol ic y ($ ) *CPI is Northeast region, all items index, not seasonality adjusted.

10 Consistent Profitability & Underwriting Discipline

11 0 20 40 60 80 100 120 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025E* KINS Industry U N P R O F I T A B L E Average Industry Combined Ratio of 103.6% (2017-2025E) Disciplined Underwriting Kingstone Achieves Superior Profitability Compared to Industry Sources: APCIA estimates using S&P Global Market Intelligence data; University of South Carolina, Risk & Uncertainty Management Center. *Kingstone’s mid-point of the FY2025E combined ratio guidance range; A.M. Best Review & Preview (2/20/2025) for 2025E. Co m bi ne d Ra tio Driving enhanced profitability

12 41.0% 36.0% 33.0% 31.3% 31.0% $26.3 $26.7 $25.9 $25.7 $25.0 $27.5 $30.0 25.0% 30.0% 35.0% 40.0% 45.0% 2021 2022 2023 2024 2025E Expense Reduction Initiatives • Reduced net expense ratio by 10 points from 2021 to 2024 • Restructured producer compensation saving 3.5 points • Retired legacy systems saving $1.5 million annually • Other Underwriting Expenses down 3.0 points from 2022 • Expense management has become a corporate imperative • Expense ratio also benefitted from material increase in average premium

13 Successfully Completed our 2025/2026 Catastrophe Reinsurance Placement Including Multi-year Protection of $125 Million through our First Catastrophe Bond, 1886 Re Ltd. 10 0Y R Ve ri sk H ur ri ca ne P ro ba bl e M ax im um C os t Total Insurable Value Robust Reinsurance Strategy Cumulative Risk Adjusted Rate Change - Catastrophe XOL 2020 2021 2022 2023 2024 2025 Guy Carpenter Index 1.00 1.06 1.22 1.65 1.55 1.44 Kingstone 1.00 0.99 1.16 1.37 1.13 0.99 $0 $10,000,000,000 $20,000,000,000 $30,000,000,000 $40,000,000,000 $50,000,000,000 $60,000,000,000 $70,000,000,000 $80,000,000,000 $90,000,000,000 $0 $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 $300,000,000 $350,000,000 $400,000,000 $450,000,000 February 2016 February 2017 February 2018 February 2019 February 2020 February 2021 February 2022 September 2023* December 2023 March 2024 June 2024 September 2024 December 2024 March 2025 June 2025 September 2025 2025/2026 Limit 100-Year Hurricane PML TIV

14 Scalable & Efficient Operating Platform

15 Kingstone Today Kingstone 2.0 (2021 – 2022) 1. Strategic hiring; 2. Development of the Select product; 3. Investments in new systems and retirement of legacy systems; and 4. Better management of catastrophe exposure to reduce growth rate of PML in hardening reinsurance market. Kingstone 3.0 (2022 – 2023) 1. Reduced the non-Core book of business; 2. Adjusted pricing to stay ahead of loss trends; 3. Tightly managed reinsurance requirements and costs; and 4. Reduced Expenses. Excellence & Profitability 1. Eighth consecutive profitable quarter in Q3 2025; 2. Efficient cost structure; 3. Strong management team; and 4. Effective risk management. Growth 2024: Adirondack & Mountain Valley withdrawal from New York. 2025 - 2028: AmGuard renewal rights transaction. 2026: State expansion (+2 states). 2027: State expansion (+2 states). A Track Record of Progress Powering Today and Defining Tomorrow

16 Unprecedented Market Opportunity

17 Robust Competitive Landscape in New York 2025 - 2028 Another Calculated Exit AmGuard sets their Withdrawal from NY for late-Q3’25 Kingstone Fills the Void Writes approx. $29 million in premiums across approx. 6,000 policies Kingstone Signs Renewal Rights Transaction Kingstone estimates approx. $12 million in premiums Beginning 9/1/2025 (12-month go-forward projection) 2024 Regulators Approve Strategic Exit Adirondack & Mountain Valley Withdrawal from NY in 2H’24

18 $150 $170 $190 $210 $230 $250 $270 $290 $310 $330 $350 Kingstone Positioned to Capture Share Amid Industry Retrenchment Through 2025 and Beyond *Direct premiums written is not based on GAAP and is defined and reconciled below to the most directly comparable GAAP measure. See “Definitions and Non-GAAP Measures”. Also see “2025 Guidance”. E = Estimated. Achieved NY growth of +31% in FY2024 driven by an unprecedented market opportunity $201M $200M Estimating growth of +12% to +17% driven by growth in renewal premiums $242M $ in m ill io ns Direct Premiums Written*

19 Direct premiums written1 growth 12% to 17% Net Combined Ratio 78% to 82% Net Income Per Share – Basic $2.30 to $2.70 Net Income Per Share - Diluted $2.20 to $2.60 Return on Equity 35% to 39% Common Stock Metrics Nine months ended 2025E (shares in millions) September 30, 2025 Weighted average shares outstanding – basic 13.8 13.9 Weighted average shares outstanding – diluted 14.3 14.5 Total shares outstanding as of end of period – basic 14.1 14.2 Total shares outstanding as of end of period – diluted 14.8 14.8 1These measures are not based on GAAP and are defined and reconciled to the most directly comparable GAAP measures. See ‘Definitions and Reconciliation of Non-GAAP Measures’. The guidance provided above is based on information available as of November 6, 2025, and management's review of the anticipated financial results for 2025. Such guidance remains subject to change based on management's ongoing review of the Company's 2025 results and is a forward-looking statement (see “Disclaimer & Forward-Looking Statements on Slide #2). Kingstone assumes no obligation to update this guidance. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this presentation and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission. 2025 Guidance The Company’s guidance for fiscal year 2025 is calculated based on anticipated net premiums earned of ~$187 million. Previous Guidance (at 9/24/2025) Direct premiums written1 growth 12% to 17% Net Combined Ratio 79% to 83% Net Income Per Share – Basic $2.10 to $2.50 Net Income Per Share - Diluted $1.95 to $2.35 Return on Equity 30% to 38%

20 Direct premiums written1 growth 15% to 20% Net Combined Ratio 79% to 83% Net Income Per Share – Basic $2.15 to $2.85 Net Income Per Share - Diluted $2.10 to $2.80 Return on Equity 26% to 36% Common Stock Metrics 2026E (shares in millions) Weighted average shares outstanding – basic 14.4 Weighted average shares outstanding – diluted 14.7 Total shares outstanding as of end of period – basic 14.5 Total shares outstanding as of end of period – diluted 14.9 1These measures are not based on GAAP and are defined and reconciled to the most directly comparable GAAP measures. See ‘Definitions and Reconciliation of Non-GAAP Measures’. The guidance provided above is based on information available as of November 6, 2025, and management's review of the anticipated financial results for 2026. Such guidance remains subject to change based on management's ongoing review of the Company's 2025 results and is a forward-looking statement (see “Disclaimer & Forward-Looking Statements on Slide #2). Kingstone assumes no obligation to update this guidance. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this presentation and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission. 2026 Guidance The Company affirmed its growth guidance and its profitability outlook for fiscal year 2026, calculated based on anticipated net premiums earned of approximately $233 million.

21 Strategic Expansion & 5-Year Goal +2 States in 2027 +2 States in 2026 DPW1 by 2029 ~$500 Million • Growing demand for underwriting capacity positions Kingstone to expand opportunistically and capture outsized margins, as demonstrated in our Core state. • Strategic state expansion should provide diversification benefits, reduce geographic concentration risk, enhance risk management, and strengthen financial stability • Kingstone intends to operate as an Excess and Surplus (E&S) carrier in new geographies. “We have never been stronger and have a solid foundation to successfully execute this strategic expansion.” – Meryl Golden, CEO 1These measures are not based on GAAP and are defined and reconciled to the most directly comparable GAAP measures. See ‘Definitions and Reconciliation of Non-GAAP Measures’. Total U.S. Homeowners’ Market Premium $174 Billion

22 Attractive Fundamentals

23 Valuation: Kingstone vs. Other Property Insurers  Attractive value investing opportunity with consistent underwriting and investment income.  Strong earnings base with lower price-to-earnings multiple in peer group. Peer Group Median: 9.9x Source: Janney/ Weekly P&C Insurance Company Stock Performance & Comp Sheets – November 3, 2025 6.0x 6.4x 6.9x 9.2x 10.0x 10.7x 12.3x 14.6x HRTG SLDE KINS ACIC UVE AIZ HCI PMLR Consensus Forward P/E

24 Shareholder Return Significant stock price gains reflecting increased investor confidence.  Reinstated cash dividend reinforcing Kingstone’s commitment to returning value to shareholders. $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 Kingstone Stock Price

25 Why Invest in Kingstone? Product Sophistication Strong Management Team Attractive Fundamentals Unprecedented Market Opportunity Scalable & Efficient Operating Platform Consistent Profitability & Underwriting Discipline

26 SUPPLEMENTAL FINANCIAL INFORMATION

27

Key Financial Metrics

Consolidated Financial Results	Quarters Ended			Nine Months Ended		
($ in thousands, except policy and per share data)	September 30,			September 30,		
	2025	2024	Change	2025	2024	Change
Direct premiums written[1]	$ 75,810	$ 66,627	13.8%	$ 195,047	$ 169,447	15.1%
Net premiums earned	$ 47,925	$ 33,407	43.5%	$ 137,663	$ 92,531	48.8%
Policies in force				78,026	74,887	4.2%
Net investment income	$ 2,499	$ 1,650	51.5%	$ 6,848	$ 4,917	39.3%
Net gains on investments	$ 182	$ 827	(78.0)%	$ 591	$ 1,319	(55.2)%
Gain on sale of real estate	$ —	$ —	—%	$ 1,966	$ —	NM
Underlying loss ratio[1]	44.1%	39.2%	4.9 pts	48.0%	47.9%	0.1 pts
Effect of prior-year reserve development	—%	(1.9)%	1.9 pts	(0.6)%	(1.8)%	1.2 pts
Net loss ratio excluding the effect of catastrophes[1]	44.1%	37.3%	6.8 pts	47.4%	46.1%	1.3 pts
Catastrophe loss ratio[1]	0.2%	1.7%	(1.5) pts	0.8%	2.7%	(1.9) pts
Net loss ratio	44.3%	39.0%	5.3 pts	48.2%	48.8%	(0.6) pts
Net underwriting expense ratio	28.4%	33.0%	(4.6) pts	30.8%	31.9%	(1.1) pts
Net combined ratio	72.7%	72.0%	0.7 pts	79.0%	80.7%	(1.7) pts
Adjusted EBITDA[1]	$ 14,671	$ 10,433	40.6%	$ 33,710	$ 21,213	58.9%
Net Income	$ 10,872	$ 6,978	55.8%	$ 26,007	$ 12,920	101.3%
Net Income per share - basic	$ 0.77	$ 0.61	26.2%	$ 1.88	$ 1.16	62.1%
Net Income per share - diluted	$ 0.74	$ 0.55	34.5%	$ 1.82	$ 1.05	73.3%
Return on equity - annualized	42.9%	55.6%	(12.7) pts	39.8%	36.6%	3.2 pts
Other comprehensive income, net of tax	$ 2,186	$ 3,584	(39.0)%	$ 5,431	$ 3,234	67.9%
Operating net income[1]	$ 10,729	$ 6,325	69.6%	$ 23,988	$ 11,878	102.0%
Operating net income per share - basic[1]	$ 0.76	$ 0.55	38.2%	$ 1.73	$ 1.07	61.7%
Operating net income per share - diluted[1]	$ 0.73	$ 0.50	46.0%	$ 1.68	$ 0.97	73.2%
Operating return on equity[1]	10.6%	12.6%	(2.0) pts	27.5%	25.2%	2.3 pts
Operating return on equity[1] - annualized	42.4%	50.4%	(8.0) pts	36.7%	33.6%	3.1 pts
Book value per share – diluted				$ 7.28	$ 4.32	68.7%
Book value per share - diluted excluding AOCI				$ 7.74	$ 4.97	55.7%

[1]These measures are not based on GAAP and are defined and reconciled to the most directly comparable GAAP measures. See "Definitions and Non-GAAP Measures" in the latest earnings press release.

28 Balance Sheet Overview September 30, 2025 December 31, 2024 Assets Total investments $273,983,117 $208,617,941 Cash and cash equivalents 26,772,302 28,669,441 Premiums receivable, net 18,252,649 21,766,988 Reinsurance receivables, net 60,019,060 69,322,436 Prepaid reinsurance 2,142,329 — Deferred policy acquisition costs 25,377,781 24,732,371 Intangible assets 500,000 500,000 Property and equipment, net 7,861,007 9,283,970 Deferred income taxes, net 4,138,144 5,597,920 Other assets 9,543,853 6,424,776 Total assets $428,590,242 $374,915,843 Liabilities Loss and loss adjustment expense reserves $141,194,246 $126,210,428 Unearned premiums 140,041,140 134,701,733 Advance premiums 7,711,957 3,503,063 Reinsurance balances payable 5,690,029 10,509,121 Deferred ceding commission revenue 7,562,417 11,541,239 Accounts payable, accrued expenses and other liabilities 12,152,437 10,570,388 Income taxes payable 1,832,290 — Debt, net 4,752,684 11,171,420 Total liabilities 320,937,200 308,207,392 Total stockholders' equity 107,653,042 66,708,451 Total liabilities and stockholders' equity $428,590,242 $374,915,843

29 Investment Portfolio Overview as of 9/30/2025 • Outsourced portfolio management • High-quality portfolio provides consistent net investment income; • 83% of fixed income portfolio rated A, or higher, or held as U.S. Treasuries. • Average portfolio yield of 4.03%. • Effective duration of 4.4 years. $1.7 $2.5 Q3 2024 Q3 2025 Net Investment Income $ in millions 2.92% 3.20% 3.58% 3.68% 4.03% 2021 2022 2023 2024 Q3 2025 Average Market Yield A or Higher 83% BBB+ 9% BBB 7% ≤ BBB- or Non Rated 1% Fixed Portfolio Corporate 46% RMBS & ABS 41% Gov't 9% Preferred Stocks 3% Common Stock & ETFs 1% Estimated Fair Value

30 DEFINITIONS AND RECONCILIATION OF NON-GAAP MEASURES

31 Definitions and Non-GAAP Measures Direct premiums written represent the total premiums charged on policies issued by the Company during the respective fiscal period. Net premiums written are direct premiums written less premiums ceded to reinsurers. Net premiums earned, the GAAP measure most comparable to direct premiums written and net premiums written, are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company’s policies are written for a twelve-month period. Management uses direct premiums written and net premiums written, along with other measures, to gauge the Company’s performance and evaluate results. Direct premiums written and net premiums written are provided as supplemental information, not as a substitute for net premiums earned, and do not reflect the Company’s net premiums earned. Adjusted EBITDA is net income (loss) exclusive of interest expense, income tax expense (benefit), depreciation and amortization, loss on extinguishment of debt, net gains (losses) on investments, gain on sale of real estate, and stock-based compensation. Net income (loss) is the GAAP measure most closely comparable to adjusted EBITDA. Management uses adjusted EBITDA along with other measures to gauge the Company’s performance and evaluate results, which can be skewed when including interest expense, income tax expense (benefit), depreciation and amortization, loss on extinguishment of debt, net gains (losses) on investments, gain on sale of real estate, and stock-based compensation, and may vary significantly between periods. Adjusted EBITDA is provided as supplemental information, not as a substitute for net income and does not reflect the Company’s overall profitability. Operating net income and basic operating net income per share is net income and basic income per share exclusive of net gains (losses) on investments and gain on sale of real estate, net of tax. Net income and basic net income per share are the GAAP measures most closely comparable to operating net income and basic operating net income per share. Management uses operating net income and basic operating net income per share along with other measures to gauge the Company’s performance and evaluate results, which can be skewed when including net gains (losses) on investments and gain on sale of real estate and may vary significantly between periods. Operating net income and basic operating net income per share are provided as supplemental information, not as a substitute for net income and basic net income per share and do not reflect the Company’s overall profitability. Operating net income and diluted operating net income per share is net income and diluted income per share exclusive of net gains (losses) on investments and gain on sale of real estate, net of tax. Net income and diluted net income per share are the GAAP measures most closely comparable to operating net income and diluted operating net income (loss) per share. Management uses operating net income and diluted operating net income per share along with other measures to gauge the Company’s performance and evaluate results, which can be skewed when including net gains (losses) on investments and gain on sale of real estate and may vary significantly between periods. Operating net income and diluted operating net income per share are provided as supplemental information, not as a substitute for net income and diluted net income per share, and do not reflect the Company’s overall profitability. Operating return on equity is operating income divided by average equity. Return on equity is the GAAP measure most closely comparable to operating return on equity. Management uses operating return on equity, along with other measures, to gauge the Company’s performance and evaluate results, which can be skewed when including net gains (losses) on investments and gain on sale of real estate, which may vary significantly between periods. Operating return on equity is provided as supplemental information, is not a substitute for return on equity and does not reflect the Company’s overall return on average common equity. Underlying loss ratio is a non-GAAP ratio, which is computed as the GAAP net loss ratio excluding the effect of prior year loss reserve development and catastrophe losses. Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company’s business that may be obscured by prior year loss reserve development and catastrophe losses. Catastrophe losses cause the Company’s loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company’s underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The underlying loss ratio should not be considered a substitute for the net loss ratio and does not reflect the Company’s net loss ratio. Net loss ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the effect of catastrophes on the net loss ratio. Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company’s business that may be obscured by catastrophe losses. Catastrophe losses cause the Company’s net loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company’s underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The net loss ratio excluding the effect of catastrophes should not be considered a substitute for the net loss ratio and does not reflect the Company’s net loss ratio.

32 RECONCILIATION OF DIRECT PREMIUMS WRITTEN TO NET PREMIUMS EARNED For the Three Months Ended For the Nine Months Ended September 30, September 30, % % (000’s except percentages) 2025 2024 Change 2025 2024 Change Direct Premiums Written Reconciliation: Direct premiums written $ 75,810 $ 66,627 13.8% $ 195,047 $ 169,447 15.1 % Ceded written premiums (44,161) (46,081) (4.2) (50,178) (69,381) (27.7) Net premiums written 31,649 20,545 54.0 144,869 100,065 44.8 Change in unearned premiums 16,276 12,862 26.5 (7,206) (7,535) (4.4) Net premiums earned $ 47,925 $ 33,407 43.5% $ 137,663 $ 92,531 48.8% (Components may not sum due to rounding)

33 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA For the Three Months Ended For the Nine Months Ended September 30, September 30, % % (000’s except percentages) 2025 2024 Change 2025 2024 Change Adjusted EBITDA Reconciliation: Net income $ 10,872 $ 6,978 55.8% $ 26,007 $ 12,920 101.3 % Interest expense 73 901 (91.9) 377 2,884 (86.9) Income tax expense 2,834 2,106 34.6 6,584 3,689 78.5 Depreciation and amortization 645 619 4.2 1,882 1,836 2.5 EBITDA 14,423 10,604 36.0 34,850 21,329 63.4 Loss on extinguishment of debt — 297 (100.0) 175 297 (41.1) Net gain on investments (182) (827) (78.0) (591) (1,319) (55.2) Gain on sale of real estate — — — (1,966) — NM Stock-based compensation 430 359 19.8 1,241 906 37.0 Adjusted EBITDA $ 14,671 $ 10,433 40.6% $ 33,710 $ 21,213 58.9% (Components may not sum due to rounding)

34 RECONCILIATION OF NET INCOME TO OPERATING NET INCOME AND BASIC NET INCOME PER SHARE TO BASIC OPERATING NET INCOME PER SHARE For the Three Months Ended For the Nine Months Ended September 30, 2025 September 30, 2024 September 30, 2025 September 30, 2024 (000’s except per common share and outstanding share amounts) Amount Basic income per common share Amount Basic income per common share Amount Basic income per common share Amount Basic income per common share Net income $ 10,872 $ 0.77 $ 6,978 $ 0.61 $ 26,007 $ 1.88 $ 12,920 $ 1.16 Net gain on investments (182) (827) (591) (1,319) Gain on sale of real estate — — (1,966) — Net gain on investments and gain on sale of real estate (182) (827) (2,557) (1,319) Less tax expense on net gain (38) (174) (537) (277) Net gain on investments and (gain) on sale of real estate, net of taxes (144) $ (0.01) (653) $ (0.06) (2,020) $ (0.15) (1,042) $ (0.09) Operating net income $ 10,729 $ 0.76 $ 6,325 $ 0.55 $ 23,988 $ 1.73 $ 11,878 $ 1.07 Weighted average basic shares outstanding 14,142,374 11,404,360 13,849,283 11,142,043 (Components may not sum due to rounding)

35 RECONCILIATION OF NET INCOME TO OPERATING NET INCOME AND DILUTED NET INCOME PER SHARE TO DILUTED OPERATING NET INCOME PER SHARE For the Three Months Ended For the Nine Months Ended September 30, 2025 September 30, 2024 September 30, 2025 September 30, 2024 (000’s except per common share and outstanding share amounts) Amount Diluted income per common share Amount Diluted income per common share Amount Diluted income per common share Amount Diluted income per common share Net income $ 10,872 $ 0.74 $ 6,978 $ 0.55 $ 26,007 $ 1.82 $ 12,920 $ 1.05 Net gain on investments (182) (827) (591) (1,319) Gain on sale of real estate — — (1,966) — Net gain on investments and gain on sale of real estate (182) (827) (2,557) (1,319) Less tax expense on net gain (38) (174) (537) (277) Net gain on investments and gain on sale of real estate, net of taxes (144) $ (0.01) (653) $ (0.05) (2,020) $ (0.14) (1,042) $ (0.09) Operating net income $ 10,729 $ 0.73 $ 6,325 $ 0.50 $ 23,988 $ 1.68 $ 11,878 $ 0.97 Weighted average diluted shares outstanding 14,601,241 12,581,128 14,303,326 12,249,576 (Components may not sum due to rounding)

36

RECONCILIATION OF NET INCOME TO OPERATING NET INCOME AND RETURN ON EQUITY TO OPERATING RETURN ON EQUITY

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,		
(000's except percentages)	2025	2024	Change	2025	2024	Change
Operating Net Income Reconciliation:						
Net income	$ 10,872	$ 6,978	55.8%	$ 26,007	$ 12,920	101.3%
Net gain on investments	(182)	(827)	(78.0)%	(591)	(1,319)	(55.2)%
Gain on sale of real estate	–	–	–%	(1,966)	–	NM
Net gain on investments and gain on sale of real estate	(182)	(827)	(78.0)%	(2,557)	(1,319)	93.9%
Less tax expense on net gain	(38)	(174)	(78.2)%	(537)	(277)	93.9%
Net gain on investments and gain on sale of real estate, net of taxes	(144)	(653)	(77.9)%	(2,020)	(1,042)	93.9%
Operating net income	$ 10,729	$ 6,325	69.6%	$ 23,988	$ 11,878	102.0%
Operating Return on Equity Reconciliation:						
Net income	$ 10,872	$ 6,978	55.8%	$ 26,007	$ 12,920	101.3%
Average equity	$101,265	$ 50,236	101.6%	$ 87,181	$ 47,087	85.1%
Return on equity	10.7%	13.9%	(3.2)pts	29.8%	27.4%	2.4 pts
Return on equity - annualized	42.9%	55.6%	(12.7)pts	39.8%	36.6%	3.2pts
Net gain on investments and gain on sale of real estate, net of taxes	$ (144)	$ (653)	(77.9)%	$ (2,020)	$ (1,042)	93.9%
Average equity	$ 101,265	$ 50,236	101.6%	$ 87,181	$ 47,087	85.1%
Effect of net gain on investments and gain on sale of real estate, net of taxes, on return on equity	(0.1)%	(1.3)%	1.2 pts	(2.3)%	(2.2)%	(0.1) pts
Operating net income	$ 10,729	$ 6,325	69.6%	$ 23,988	$ 11,878	102.0%
Operating net income - annualized	$ 42,914	$ 25,300	69.6%	$ 31,984	$ 15,837	102.0%
Average equity	$ 101,265	$ 50,236	101.6%	$ 87,181	$ 47,087	85.1%
Operating return on equity	10.6%	12.6%	(2.0) pts	27.5%	25.2%	2.3 pts
Operating return on equity - annualized	42.4%	50.4%	(8.0) pts	36.7%	33.6%	3.1 pts

(Components may not sum due to rounding)

37 RECONCILIATION OF THE UNDERLYING LOSS RATIO AND THE NET LOSS RATIO EXCLUDING THE EFFECT OF CATASTROPHES TO THE NET LOSS RATIO For the Three Months Ended For the Nine Months Ended September 30, September 30, 2025 2024 Percentage Point Change 2025 2024 Percentage Point Change Underlying Loss Ratio Reconciliation: Underlying Loss Ratio 44.1% 39.2% 4.9 pts 48.0% 47.9% 0.1 pts Effect of prior-year reserve development —% (1.9)% 1.9 pts (0.6)% (1.8)% 1.2 pts Net loss ratio excluding the effect of catastrophes 44.1% 37.3% 6.8 pts 47.4% 46.1% 1.3 pts Effect of catastrophes 0.2% 1.7% (1.5) pts 0.8% 2.7% (1.9) pts Net loss ratio 44.3% 39.0% 5.3 pts 48.2% 48.8% (0.6) pts (Components may not sum due to rounding)